Exhibit N2

                                   AMENDMENT,
                              DATED MAY 23, 2005,
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                              RYDEX SERIES FUNDS,
                    AS AMENDED AND RESTATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   Schedule A

---------------------------------------------------------------------------------------------------------------------------------
FUND                            INVESTOR CLASS   ADVISOR CLASS   A CLASS   C CLASS   H CLASS   INSTITUTIONAL CLASS   MASTER CLASS
---------------------------------------------------------------------------------------------------------------------------------
Nova                            X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Ursa                            X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
OTC                             X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Arktos                          X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond            X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Juno                            X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market    X                X               X         X                   X
---------------------------------------------------------------------------------------------------------------------------------
Nova Master                                                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
Ursa Master                                                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
OTC Master                                                                                                           X
---------------------------------------------------------------------------------------------------------------------------------
Arktos Master                                                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
Juno Master                                                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
Utilities Master                                                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
Medius Master                                                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Master                                                                                               X
---------------------------------------------------------------------------------------------------------------------------------
Inverse Small-Cap Master                                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Europe                                                 X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Japan                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Mekros                                                           X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Medius                                                           X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                                 X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                                    X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                                   X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                                 X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Inverse Small-Cap                                                X         X         X
---------------------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR                                             X         X         X
---------------------------------------------------------------------------------------------------------------------------------
WEAKENING DOLLAR                                                 X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Banking                         X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                 X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology                   X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
COMMODITIES                                                      X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products               X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Electronics                     X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Energy                          X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Energy Services                 X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Financial Services              X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Health Care                     X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND                            INVESTOR CLASS   ADVISOR CLASS   A CLASS   C CLASS   H CLASS   INSTITUTIONAL CLASS   MASTER CLASS
---------------------------------------------------------------------------------------------------------------------------------
Internet                        X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Leisure                         X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                 X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                      X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Retailing                       X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Technology                      X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications              X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Transportation                  X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Utilities                       X                X               X         X
---------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------------------
Core Equity                                                      X         X         X
---------------------------------------------------------------------------------------------------------------------------------
MODERN MARKETS MULTI-STRATEGY                                    X         X         X
---------------------------------------------------------------------------------------------------------------------------------
MODERN MARKETS MARKET NEUTRAL                                    X         X         X
---------------------------------------------------------------------------------------------------------------------------------
MODERN MARKETS LONG/SHORT                                        X         X         X
---------------------------------------------------------------------------------------------------------------------------------